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                                                                  EXHIBIT 16.1





January 31, 1997



Securities and Exchange Commission
Mail Stop 9-5
450 5th Street, N.W.
Washington, D.C. 20549

Dear Sirs/Madams:

We have read and agree with the comments in Item 14 of Amendment No. 1 to Registration Statement No. 333-18433 on Form S-4 of Hawk Corporation dated January 31, 1997.

Yours truly,



DELOITTE & TOUCHE LLP